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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 19, 2006


                        SUPERCONDUCTIVE COMPONENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Ohio                             0-31641                       31-1210318
----------------              ---------------------              --------------
(STATE OR OTHER               (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                 NUMBER)
ORGANIZATION)


                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STOCK OPTION GRANT

         The Stock Option and Compensation Committee (the "Committee") of the Board of Directors of Superconductive Components, Inc. (the "Company") has approved the grant of options to purchase shares of the Company's common stock, effective June 19, 2006, to the Company's Chief Executive Officer and three other executive officers of the Company listed below (the "Optionees"):


        Name                            Position                       Options
        ----                            --------                       -------
   Daniel Rooney          President and Chief Executive Officer         15,000
   Michael K. Barna       Vice President of Sales and Marketing         10,000
   Scott S. Campbell      Vice President of Technology                   5,000
   Gerald S. Blaskie      Vice President and Chief Financial Officer     5,000

         The Committee granted the options to purchase shares of the Company's common stock in accordance with the provisions of the Company's 2006 Stock Incentive Plan. In connection with the option grant, the Company entered into Incentive Stock Option Agreements with the Optionees. Pursuant to the terms of the Incentive Stock Option Agreements, the options have an exercise price of $3.25 per share, the closing price of the Company's common stock as reported on the OTC Bulletin Board regulated quotation service on June 19, 2006. The options vest at the rate of 20% per year, beginning on the first anniversary of the date of grant. After the options have vested, the Optionees may exercise the options from time to time, in full or in part, until the options have been exercised as to all shares subject thereto, or June 19, 2016, which ever occurs first.

         A copy of the form of Incentive Stock Option Agreement applicable to the Optionees is attached hereto as Exhibit 10.1, and incorporated herein by reference. The Committee has also approved a form of Non-Statutory Stock Option Agreement for future use in connection with the 2006 Stock Incentive Plan. A copy of the form of Non-Statutory Stock Option Agreement is attached hereto as
Exhibit 10.2, and incorporated herein by reference. A copy of the Company's 2006 Stock Incentive Plan was previously filed with the Securities and Exchange Commission on May 1, 2006, as Appendix A to the Company's Definitive Proxy Statement for the 2006 Annual Meeting of Shareholders held on June 9, 2006.

CASH BONUS PLAN

         The Committee also approved a cash bonus plan for Mr. Rooney for service during the Company's fiscal year ending December 31, 2006 ("Fiscal 2006"), based upon objective financial performance criteria selected by the Committee.


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         Mr. Rooney is eligible to receive the following bonus payments for service during Fiscal 2006: (i) 1% of the Company's Adjusted Gross Profit in excess of a specified amount; (ii) $20,000 if the Company reaches Adjusted Gross Profit of a specified amount; and (iii) 2% of the Company's Adjusted Gross Profit in excess of a specified amount.

         The Committee defined "Adjusted Gross Profit" as Gross Margin as it appears on the Company's audited financial statements for Fiscal 2006, plus the total depreciation expense of the Company for Fiscal 2006 (whether or not included in the Cost of Sales or Cost of Contract Research) as included in its audited financial statements for Fiscal 2006. Any cash bonus earned by Mr. Rooney in Fiscal 2006 shall become payable at such time as the Committee has certified the Company's Adjusted Gross Profit for Fiscal 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number      Exhibit Description

10.1 Form of Incentive Stock Option Agreement under the Superconductive Components, Inc. 2006 Stock Incentive Plan.

10.2 Form of Non-Statutory Stock Option Agreement under the Superconductive Components, Inc. 2006 Stock Incentive Plan.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUPERCONDUCTIVE COMPONENTS, INC.


Date:   June 23, 2006                  By: /s/ Daniel Rooney
                                           ------------------------------------
                                           Daniel Rooney
                                           President and Chief Executive Officer



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